UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2009
UAL CORPORATION
(Exact name of registrant issuer as specified in its charter)

Delaware	001-06033	36-2675207

(State or other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

77 W. Wacker Drive, Chicago, IL	60601

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 997-8000
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.Entry into a Material Definitive Agreement
Item 2.03.Creation of Direct Financial Obligation
Item 9.01.Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-1.1
EX-1.2
EX-4.1
EX-4.2

Item 1.01. Entry into a Material Definitive Agreement.
On October 1, 2009, UAL Corporation (the “Company”) entered into the Common Stock Underwriting Agreement (the “Common Stock Underwriting Agreement”) with J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co., on behalf of the underwriters (the “Underwriters”), relating to the sale by the Company of 19,000,000 shares (the “Shares”) of its common stock, par value $0.01 per share (the “Common Stock”), at a price to the public of $7.24 per share of Common Stock. Delivery of the Shares was made under the Common Stock Underwriting Agreement on October 7, 2009. The Shares were sold pursuant to the Equity Prospectus Supplement, dated October 1, 2009 (the “Equity Prospectus Supplement”), to the Prospectus, dated December 1, 2008 (the “Prospectus”), which forms a part of an automatic shelf registration statement on Form S-3 (Registration No. 333-155794) (the “Registration Statement”) of the Company filed with the Securities and Exchange Commission on December 1, 2008.
On October 1, 2009, the Company also entered into the Notes Underwriting Agreement (the “Notes Underwriting Agreement” and, together with the Common Stock Underwriting Agreement, the “Underwriting Agreements”) with the Underwriters, relating to the sale by the Company of $345,000,000 aggregate principal amount of 6.0% convertible senior notes due 2029, convertible into shares of Common Stock (the “Notes”), including $45,000,000 aggregate principal amount of the Notes issued pursuant to the Underwriters’ exercise of the over-allotment option. Delivery of the Notes was made under the Notes Underwriting Agreement on October 7, 2009. The Notes were sold pursuant to the Notes Prospectus Supplement, dated October 1, 2009 (the “Notes Prospectus Supplement”), to the Prospectus which forms a part of the Registration Statement. The Notes were issued under an indenture, dated as of October 7, 2009 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.
The Notes will mature on October 15, 2029. The interest on the outstanding principal amount of the Notes is payable semi-annually on April 15 and October 15 of each year, beginning April 15, 2010. The Company may redeem for cash all or part of the Notes on or after October 15, 2014, and the Notes are subject to mandatory redemption in certain circumstances. In addition, holders of the Notes have the right to require the Company to purchase all or a portion of their Notes on each of October 15, 2014, October 15, 2019 and October 15, 2024. The Notes are senior unsecured obligations of the Company and will rank senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the Notes; equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated; junior in right of payment to any of the Company’s secured indebtedness to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness incurred by the Company’s subsidiaries.
The Underwriters or their affiliates have from time to time provided and/or may in the future provide investment banking, commercial banking and financial advisory services to the Company, for which they have received or will receive customary compensation.
The foregoing description of the Underwriting Agreements and the Indenture is qualified in its entirety by reference to these agreements and instruments, copies of which are filed herewith as exhibits and are incorporated by reference herein. For a more detailed description of the agreements and instruments entered into by the Company with respect to the Notes, see the disclosure under the caption “Description of the Notes” contained in the Notes Prospectus Supplement.

Item 2.03. Creation of Direct Financial Obligation.
See Item 1.01.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1*	Common Stock Underwriting Agreement, dated October 1, 2009, by and among J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and UAL Corporation.

1.2*	Notes Underwriting Agreement, dated October 1, 2009, by and among J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and UAL Corporation.

4.1*	Indenture, dated as of October 7, 2009, between UAL Corporation, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2*	Form of Note representing all 6.0% Convertible Senior Notes due 2029.

*	Filed herewith electronically.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAL CORPORATION
By:	/s/ Kathryn A. Mikells
	Name:	Kathryn A. Mikells
	Title:	Executive Vice President and Chief Financial Officer

Date: October 7, 2009

EXHIBIT INDEX

Exhibit No.	Description
1.1*	Common Stock Underwriting Agreement, dated October 1, 2009, by and among J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and UAL Corporation.

1.2*	Notes Underwriting Agreement, dated October 1, 2009, by and among J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and UAL Corporation.

4.1*	Indenture, dated as of October 7, 2009, between UAL Corporation, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2*	Form of Note representing all 6.0% Convertible Senior Notes due 2029.

*	Filed herewith electronically.

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